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                                                                    EXHIBIT 10.7


                           ROTECH MEDICAL CORPORATION
                      1996 KEY EMPLOYEE STOCK OPTION PLAN

    1. PURPOSE. The purposes of this Stock Option Plan ("Plan") are to encourage stock ownership by key executive officers of RoTech Medical Corporation (herein called the "Corporation") and its Subsidiaries, to provide an incentive for such employees to expand and improve the profits and prosperity of the Corporation and its Subsidiaries, and to assist the Corporation and its Subsidiaries in attracting and retaining key personnel through the grant of options to purchase shares of the Corporation's common stock.

    2. DEFINITIONS.  When used in this Plan, unless the context otherwise
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requires:
       (a) "ACT" shall mean the Securities Exchange Act of 1934, as amended.

       (b) "BOARD" shall mean the Board of Directors of the Corporation.

       (c) "COMMITTEE" shall mean the Stock Option Plan Committee, which is appointed by the Board, and which shall be composed of at least two (2) members of the Board.

       (d) "CORPORATION" shall mean RoTech Medical Corporation, a Florida corporation.

       (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

       (f) "ISO" shall mean a stock option which, at the time such Option is granted, qualifies as an Incentive Stock Option as defined in Section 422 of the Code.

       (g) "NQSO" shall mean an Option granted under this Plan, or any other stock option which, at the time such Option is granted, does not qualify as an ISO as defined in the Code.

       (h) "OPTION" shall mean a right to purchase Shares granted pursuant to the Plan.

       (i) "OPTION PRICE" shall mean the purchase price for Shares under an Option, as determined in Paragraph 7 below.

       (j) "PARTICIPANT" shall mean an employee of the Corporation, or of any Subsidiary to whom an Option is granted under the Plan.

       (k) "PLAN" shall mean this RoTech Medical Corporation Stock Option Plan.

       (l) "SHARE" shall mean a share of the common stock, par value $.0002, of the Corporation.

       (m) "SUBSIDIARY" shall mean a subsidiary corporation of the Corporation, as defined in Section 424(f) of the Code.

    3. ADMINISTRATION.  The Plan shall be administered by the Committee, which
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shall consist of not less than two (2) directors of the Corporation, who shall





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be appointed by, and shall serve at the pleasure of, the Board.  Each member of such Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Corporation. Until the Committee has been appointed, all of the members of the Board shall constitute the Committee.

     Subject to the terms of the Plan, the Committee shall have full authority to select the persons to whom Options may be granted under the Plan, to grant options on behalf of the Corporation, to condition the grant of any such Options upon the exchange of existing Options held by an Optionee, and to set the number of Shares to be covered by such Options, the times and dates at which such Options shall be granted and exercisable and the other terms of such Options. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Corporation, its shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. Nothing herein shall be deemed to expand the personal liability of a member of the Board or Committee beyond that which may arise under any applicable standards set forth in the Corporation's by-laws and Florida law, nor shall anything herein limit any rights to indemnification or advancement of expenses to which any member of the Board or the Committee may be entitled under any by-law, agreement, vote of the shareholders or directors, or otherwise.

    4. ELIGIBILITY.  The Committee may grant Options to any key executive
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officer (including an employee who is a director) of the Corporation, or its
Subsidiaries. For purposes of this Plan, "key executive officer" shall be defined as follows:

     The Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, all Vice Presidents, Secretary and Treasurer who are employed by the Corporation.

Options may be awarded by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Options granted to different Participants, or to the same

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Participants at different times, need not contain similar provisions.

    5. AMOUNT OF STOCK.  The stock to be offered for purchase pursuant to
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Options granted under this Plan shall be treasury or authorized but unissued
Shares, and the total number of such Shares which may be issued pursuant to Options under this Plan shall not exceed 500,000 Shares (as of April 1, 1996), subject to adjustment as provided in Paragraph 14 hereof. If any unexercised Options are exchanged for new Options, lapse or terminate for any reason, the Shares covered thereby may again be optioned.

    6. STOCK OPTION AGREEMENT.  Each Option granted under this Plan shall be
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evidenced by an appropriate stock option agreement ("Agreement"), which
Agreement shall be executed by the Corporation and by the Participant. The Agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee. Such terms and provisions may vary between Participants or as to the same Participant to whom more than one Option may be granted.

    7. OPTION PRICE.  The purchase price for Shares under each Option shall be
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one hundred percent (100%) of the fair market value of the Shares, as determined by last sales price quoted on NASDAQ on the date the Option is granted.

    8. TERM AND EXERCISE OF OPTION.  Each Option shall expire on such date as
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may be determined by the Committee with respect to such Option, but in no event shall any Option expire more than ten years from the date it is granted. The date on which an Option shall be granted shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized.

     Options shall be exercisable in such installments and on such dates, and/or upon the occurrence of such events, as the Committee may specify. The Committee may accelerate the exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable. Except as provided in Paragraph 9, no Option shall be exercised unless at the time of such exercise the Participant is then an employee of the Corporation or any Subsidiary. Exercisable Options may be exercised, in whole or in part, from time to time, by giving written notice of exercise to the Corporation at its principal office, specifying the number of Shares to be purchased and accompanied by payment in full of the aggregate Option Price for such Shares. Only full Shares shall be issued under the Plan, and any fractional Share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.


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     The Option price shall be payable (a) in cash or its equivalent; (b) in the discretion of the Committee, in Shares previously acquired by the Participant, provided that if such Shares were acquired through exercise of an ISO, such Shares have been held by the Participant for a period not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, or if such Shares were acquired through exercise of an NQSO or of an option under a similar plan, such Shares have been held by the Participant for a period of more than one (1) year on the date of exercise, and further provided that the Participant shall not have tendered Shares in payment of the exercise price of any other Option under the Plan or any other stock option plan of the Corporation within six calendar months of the date of exercise; or (c) in the discretion of the Committee, in any combination of (a) and (b) above. In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the fair market value on the date of tender of the Shares so tendered in payment of such Option price.

    9. TERMINATION OF EMPLOYMENT.
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       (a) Except as set forth below with regard to the death of a Participant, in the event of termination (voluntary or involuntary) for any reason, with or without cause, of a Participant's employment by the Corporation, any unexercised Option must be exercised within one (1) year after termination of employment (or two (2) years after termination of employment for Participants subject to
Section 16(b) of the Act at the time of termination), but in no event shall any Option be exercisable after the expiration of its term. Any Options not so exercised shall expire and be null and void for all purposes.

       (b) If, however, the termination of employment is due to death of the Participant while in the employ of the Corporation or a Subsidiary, the estate of the holder or the person or persons who acquired the right to exercise such Option by bequest or inheritance, shall have the privilege of exercising the unexpired Option, to the extent such option was exercisable on the date of such termination due to death, within one year of such date, but in no event shall any Option be exercisable after the expiration of its term.

    10. WITHHOLDING AND USE OF SHARES TO SATISFY TAX OBLIGATIONS.  The
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obligation of the Corporation to deliver Shares upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

     If the exercise of any Option is subject to the withholding requirements of applicable federal tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Participant to satisfy the federal withholding tax,


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in whole or in part, by electing to have the Corporation withhold (or by returning to the Corporation) Shares, which Shares shall be valued, for this purpose, at their fair market value on the date the amount of tax required to be withheld is determined (the "Determination Date"). Such election must be made in compliance with and subject to the Withholding Rules, and the Committee may not withhold Shares in excess of the number necessary to satisfy the minimum federal income tax withholding requirements. In the event Shares acquired under the exercise of an ISO are used to satisfy such withholding requirement, such Shares must have been held by the Participant for a period not less than the holding period described in Section 422(a)(1) of the Code on the Determination Date. In the event Shares acquired under the exercise of an NQSO or of an option under a similar plan are used to satisfy such withholding requirement, such Shares must have been held by the Participant for a period of more than one
(1) year on the Determination Date.

    11. NON-ASSIGNABILITY.  Each Option granted under the Plan shall be non-
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transferable by the Participant except by will or the laws of descent and distribution, and each Option shall be exercisable during the Participant's lifetime only by the Participant.

    12. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACTS.  Within a
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reasonable time after exercise of an Option, the Corporation shall cause to be delivered to the Participant a certificate for the Shares purchased pursuant to the exercise of the Option. At the time of any exercise of any Option, the Corporation may, if it shall deem it necessary and desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, require the Participant to represent in writing to the Corporation that it is the Participant's then intention to acquire the Common Stock for investment and not with a view to distribution thereof and that such Participant will not dispose of such Shares in any manner that would involve a violation of applicable securities laws. In such event, no Shares shall be issued to such holder unless and until the Corporation is satisfied with such representation. Certificates for Shares issued pursuant to the exercise of Options may bear an appropriate securities law legend.

    13. RIGHTS AS A SHAREHOLDER.  A Participant shall have no rights as a
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shareholder with respect to Shares covered by Participant's Option until the date of the issuance or transfer of the Shares to Participant and only after such Shares are fully paid. No adjustment shall be made for dividends or other


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rights for which the record date is prior to the date of such issuance or transfer.

    14. STOCK ADJUSTMENTS.  In the event of a reorganization, recapitalization,
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change of shares, stock split, or spinoff, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Corporation, the Committee shall make such adjustment as it, in its sole discretion, deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by grants made under the Plan or in the purchase prices of outstanding Options, and such adjustments shall be effective and binding on the Participant and the Corporation for all purposes of the Plan.

     In the event of a corporate transaction (as that term is described in Section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation, provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Corporation. If the Committee decides to terminate outstanding Options, the Committee shall give each Participant holding an Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such outstanding Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to and including the date immediately preceding such termination. Notwithstanding the preceding sentence, as provided in Paragraph 8 hereof, the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

    15. ADOPTION BY BOARD.  This Plan becomes effective on the date of its
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adoption by the Board.

    16. TERMINATION AND AMENDMENT OF THE PLAN.  Subject to the right of the
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Board to terminate the Plan prior thereto, the Plan shall automatically terminate ten years after its adoption by the Board of Directors. The Board shall have the power at any time, in its discretion, to amend, abandon or terminate the Plan, in whole or in part, provided that no such action shall affect any Options theretofore granted and then outstanding under the Plan. Nothing contained in this Paragraph 16, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding under the Plan, which by their terms extend beyond such date.

    17. INTERPRETATION.  A determination of the Committee as to any question
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which may arise with respect to the interpretation of the provisions of this
Plan or any Options shall be final and conclusive, and nothing in this Plan, or in any regulation hereunder, shall be deemed to give any Participant, his legal representatives, assigns or any other person any right to participate herein except to such extent, if any, as the Committee may have determined or approved pursuant to this Plan. The Committee may consult with legal counsel who may be counsel to the Corporation and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.


Date of Board Approval:      April 1, 1996
Effective Date:              May 1, 1996

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